2024 ENVIRONMENTAL, SOCIAL AND GOVERNANCE REPORT Creating Success by Prioritizing Community, Clients and the Environment

Since our founding, Enterprise has made a positive impact on our clients, associates and the communities in which we live and work. Our dedication to making a positive impact continues today. One of the meaningful ways we are making a difference is through the New Markets Tax Credit (NMTC) program, which helps us to fund and subsidize projects in underserved communities. In September, we were pleased to receive a $50 million allocation from the Community Development Financial Institutions Fund of the U.S. Department of Treasury. This is the third time we have received an NMTC award in the last four years. This allocation allows us to continue our work with the NMTC program, which helps create jobs and increase access to community services for those who need it most. We continue to foster an environment where our associates and members of the communities we serve can flourish. As an example, for the second straight year we received the Center for Disability Inclusion’s Seal of Accomplishment. The Seal is given annually to organizations that are leaders and influencers in advancing disability inclusion. As a part of this focus, we launched an employee resource group that supports associates with disabilities and provides training on how to contribute to fostering a workplace where all associates, including those with disabilities, can thrive. We appreciate that these efforts and our business success were frequently recognized externally in 2024. Those honors include being named for the seventh consecutive year to American Banker’s list of Best Banks to Work For. We are also pleased to be recognized by 50/50 Women on Boards™ as a “3+” corporation, with three or more women on our Board of Directors, and by Mastercard® Community Institutions Segment Awards as a “Doing Well by Doing Good” award recipient for our commitment to giving back to our communities. In the pages ahead, you will find much more information about our ESG efforts and the impact we are making. Jim Lally President & CEO Enterprise Financial Services Corp A Message FROM OUR PRESIDENT & CEO

Table of Contents Our Guiding Principles .........02 I. ESG Governance ............... 04 II. Climate ............................. 06 III. Community Involvement 08 IV. Human Capital ................ 14 V. Additional Important Governance Policies .............. 20 Branch offices Major markets $15.6B total assets 2024 by the Numbers $11.2B total loans $13.1B total deposits 85.3% loans/deposit ratio 1.25% return on average assets (ROAA) ENTERPRISE FINANCIAL SERVICES CORP 150 N. Meramec Avenue • Clayton, MO 63105 INVESTOR RELATIONS Keene Turner, Senior EVP, Chief Financial Officer (314) 512-7233 MEDIA Steve Richardson, SVP, Corporate Communications (314) 995-5695 CONNECT WITH US LinkedIn Facebook Get Our Annual Report ABOUT THIS REPORT Enterprise Financial Services Corp (“EFSC”) is the holding company of Enterprise Bank & Trust (the “Bank”), a full-service financial institution offering banking and wealth management services to individuals and commercial clients primarily located in Arizona, California, Florida, Kansas, Missouri, Nevada and New Mexico. The terms “we,” “us,” “our,” “Enterprise” or the “Company” as used in this Environmental, Social and Governance (“ESG”) Report refer collectively to EFSC, together with its subsidiaries, including the Bank, when or where appropriate. This Report is not comprehensive. It should be read in conjunction with EFSC’s 2024 Annual Report on Form 10-K and, in particular, the “Forward-Looking Statements” and “Risk Factors” sections of the 2024 Annual Report, together with other reports filed by EFSC with the Securities Exchange Commission (“SEC”).

We take great pride in creating a strong culture anchored by a set of Guiding Principles that focus on our culture and decision-making. We work to exemplify these principles through everyday behaviors, management practices and organizational norms. We utilize a variety of ways to reinforce these principles and to encourage and celebrate associates demonstrating these behaviors, including our Peer-to-Peer Recognition Program that allows associates to recognize their peers for exhibiting these principles. OUR GUIDING PRINCIPLES ARE: Our GUIDING PRINCIPLES ڼ Integrity ڼ Client Success ڼ Accountability ڼ Teamwork ڼ Belonging & Inclusion ڼ Continuous Improvement ڼ Wellness ڼ Corporate Citizenship 02

03 OU R GU IDIN G PRIN CIPLES In 2024, we were recognized by a variety of organizations for our commitment to our associates and communities. 2024 Awards & Recognition MASTERCARD® COMMUNITY INSTITUTIONS SEGMENT AWARDS: DOING WELL BY DOING GOOD AWARD Once again this year, Enterprise has won the Doing Well by Doing Good Award, which is given by Mastercard®. The award is given to a select few organizations that promote community service, philanthropy and charitable giving to make a difference in the communities they service. AMERICAN BANKER BEST BANKS TO WORK FOR For the seventh consecutive year, Enterprise has made the American Banker list of Best Banks to Work For, ranking No. 53 nationwide and No. 4 among banks with more than $10 billion of assets. The ranking comes from a combination of an associate survey plus a review of our policies and associate benefits. “3+” CORPORATION Once again we were recognized by 50/50 Women on Boards™ as a “3+” corporation with three or more women serving on our Board of Directors, an important step to achieving gender-balanced and diverse boards. WOMEN IN THE WORKPLACE: EMPLOYMENT SCORECARD INITIATIVE HONOREE The Women’s Foundation of Greater St. Louis again named Enterprise as an honoree in their Women in the Workplace: Employment Scorecard Initiative awards. The awards are given based on company policies, practices, development and data that show our commitment to supporting and advancing women in the workplace. 2024 ST. LOUIS BUSINESS JOURNAL BEST PLACES TO WORK – FINALIST Enterprise was once again a finalist in the St. Louis Business Journal’s Places to Work. The program measures communication, management structure, benefits, teamwork and other factors. 2024 CENTER FOR DISABILITY INCLUSION SEAL OF ACCOMPLISHMENT The Center for Disability Inclusion once again awarded Enterprise with its Seal of Accomplishment. This award is given to organizations that demonstrate values associated with being a leader in disability inclusion. AMERICAN BANKER 2024 TOP-PERFORMING BANKS Enterprise moved up five spots — from No. 27 to No. 22 — in American Banker’s annual list of top-performing banks with between $10 and $50 billion in assets. The ranking is based on a three-year average return on equity for each institution. All trademarks are the property of their respective owner(s).

04 I. ESG GOVERNANCE Our commitment to sustainability begins with Enterprise’s Board of Directors (the “Board”). As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure our interactions with society and the environment are considered in connection with our business activities. The Risk Committee of the Board is composed exclusively of independent directors1 and is responsible for the governance of our Enterprise Risk Management (“ERM”) framework and ESG-related policies and initiatives. The Risk Committee advises and informs the Board on ESG matters,2 including sustainable management and oversight of climate-related risks. The Risk Committee provides direction and oversight of management regarding the Company’s ESG-related activities and reviews and approves ESG disclosures. In addition, the Risk Committee oversees the activities of the following management committees: Regulatory Compliance, Risk Oversight, Operations Technology and Sustainability. 1 Independence determined in accordance with the Nasdaq listing rules. 2 Environmental, health and safety, corporate social responsibility, sustainability and other public policy issues.

ERM FRAMEWORK The Risk Oversight Committee is comprised of a multidisciplinary group of management associates. It focuses on an enterprise view of the risks facing the organization and has overall responsibility for monitoring our ERM framework. Additionally, it engages to promote risk awareness throughout the organization and to openly discuss identified and potential risks. The Sustainability Committee is a cross-functional group of management associates tasked with assisting the development, implementation and monitoring of our ESG strategy. The Sustainability Committee is also responsible for overseeing the implementation of ESG initiatives and supporting our ESG strategy, including those related to climate-related risks. The Regulatory Compliance Committee is a management committee responsible for monitoring our compliance programs and policies to ensure they are appropriately responsive to the various legal and regulatory risks facing the Bank. The Regulatory Compliance Committee chair is also a member of the Risk Oversight Committee, advising on risks and opportunities related to community development lending, client complaints and other compliance-related matters. Further, the Regulatory Compliance Committee chair reports committee activities to the Risk Committee of the Board. See Bank Regulatory Compliance Program on page 24 for more details on compliance governance. The Operations Technology Committee is a management committee with overall responsibility for monitoring the systems, policies and procedures for our loan, deposit and wealth management business operations. This includes the framework used to identify and prevent cyberattacks or data breaches. The Operations Technology Committee chair reports committee activities to the Risk Committee of the Board. Additionally, the Chief Information Security Officer (“CISO”) is a member of this committee, as well as the Risk Oversight Committee, and advises on risks and opportunities related to information security, including data privacy. See Customer Privacy & Data Security on page 27 for more details on information security governance. To ensure a systematic and firm-wide approach to ESG matters, we have integrated the identification, measurement and monitoring of ESG issues into our existing ERM framework. As part of our risk inventory, ESG-related risks are integrated into our ERM framework. To ensure understanding of ESG and the related concepts across our organization, all associates are annually required to complete ESG training. As our ESG protocol matures, we will continue to incorporate it into our ERM framework. We also have policies and operational procedures designed to promote our sustainability efforts and increase the effectiveness of our risk governance framework. The most significant of these policies are described in more detail in Section V — Additional Important Governance Policies on page 20. EFSC BOARD OF DIRECTORS RISK COMMITTEE RISK OVERSIGHT COMMITTEE REGULATORY COMPLIANCE COMMITTEE OPERATIONS TECHNOLOGY COMMITTEE SUSTAINABILITY COMMITTEE I. ESG GOVERN AN CE 05

06 II. CLIMATE We understand climate change may present certain risks to our business. With the oversight of our Board and the Risk Committee, we are formulating processes for identifying and measuring the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. As we continue to work to understand the risks and expand on and enhance our climate response, we may include specific climate change considerations into our risk management protocol, strategic planning, organizational goals and operational procedures. While we have not experienced material losses from climate change, we are aware of the potential impact to us and our clients and are planning risk mitigation strategies, where appropriate. For instance, the risk to our physical infrastructure from extreme weather conditions is mitigated by our business continuity planning and appropriate insurance coverage. The risk to collateral in our loan portfolios from extreme weather conditions is mitigated by compliance with flood and mortgage hazard insurance coverage, as well as other insurance coverage as applicable. While current insurance policies may cover some or all the loss associated with many severe weather events, policies may, over time, become more expensive or unavailable to cover losses for a particular geographic area or business activity, particularly if faced with increasing severity and frequency of severe weather events.

07 II. CLIM ATEA. GREENHOUSE GAS EMISSIONS Although the financial services industry is not generally associated with a high level of direct greenhouse gas (“GHG”) emissions, we recognize that we too are responsible for making efforts to reduce our emissions. We are in the process of developing a framework for measurement and disclosure of our Scope 1 and Scope 2 GHG emissions, including those associated with our lending activities. B. CREDIT MANAGEMENT We lend primarily to privately owned and operated businesses. Significant environmental factors are evaluated as part of our lending policies and processes, including our calculation of current expected credit losses (“CECL”). We are evaluating additional environmental considerations to help us better understand industries and sectors with exposure to both transitional and physical climate-related risks. We are also investigating methodologies and emerging risk models that measure the financial impact of these risks. This includes the timing and magnitude of climate-related impacts, which are highly uncertain and dependent on the mitigating actions implemented. For further details on our credit exposure by NAICS code, refer to Loans by Type on page 40 of our 2024 Annual Report on Form 10-K. <1% OF OUR LOAN PORTFOLIO consists of mining, quarrying, and oil and gas extraction For a full discussion of risks to our business, see “Risk Factors” in our Annual Report on Form 10-K, including climate-related risks on page 26. C. RECYCLING Our recycling program includes paper, cardboard, aluminum cans and plastic bottles. Recycling stations are provided in our branch locations and operations center, where local haulers support this program. When possible, we strive to reuse electronic equipment. When reuse or resale is not feasible, we recycle using regulated and certified hardware recycling vendors. By using certified vendors, we ensure that our electronic waste is properly managed and that valuable raw materials are recovered and reused. D. ONLINE & MOBILE BANKING We have developed a robust digital banking ecosystem through which our customers can review account statements, make deposits and pay bills. Additionally, we allow our commercial clients to send ACH and wires. Access to statements and account information through online banking may help reduce paper waste from mailed statements and lessen our customers’ carbon footprint from travel to our branches. E. GOVERNANCE The Risk Committee continues to oversee and assess ways to identify and manage the risks posed by climate change to our business. As part of our ESG structure, the Sustainability Committee is responsible for developing, recommending and implementing our climate-related strategy and apprising the Risk Committee of the information necessary to make informed decisions regarding our climate change response. See Section I — ESG Governance on page 04 for more information on the oversight structure.

08 III. COMMUNITY INVOLVEMENT We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report provides information and stories about our various community engagement initiatives, including affordable housing, volunteerism, philanthropy, diversity and inclusion, and education. A few examples of our endeavors are described within this section. View Our Latest Community Impact Report

09 III. COM M U N ITY IN VOLVEM EN T 2024 Highlights A.1 SBA LENDING Enterprise actively supports small businesses through Small Business Association (“SBA”) lending programs, which provide small businesses with access to affordable and flexible financing options. These loans help entrepreneurs start or grow their businesses, creating jobs and stimulating local economic growth. By fostering entrepreneurship and job creation, SBA loans strengthen the economic foundation and long-term prosperity of the community. Enterprise is an SBA Preferred Lender and was one of the top 25 SBA lenders by volume in 2024. A.2 NEW MARKETS TAX CREDIT ALLOCATION In September 2024, it was announced that we were selected by the Community Development Financial Institutions (“CDFI”) Fund of the U.S. Department of Treasury to receive $50 million of New Markets Tax Credit (“NMTC”) allocations — our seventh allocation totaling $353 million to date. We were one of 12 banks and 104 awardees nationally. Priority project selection was completed at the end of December 2024 for this most recent $50 million allocation, with all projects being located in low-income census tracts that look to improve the social determinants of health. Our allocation goals are to: ڼ Create Jobs — We select businesses across key sectors that are essential contributors to local economies (job producers). We prioritize growth-oriented businesses with the vision and drive to offer quality employment opportunities, such as those in the manufacturing sector. ڼ Provide Access to Community Services — We also invest in essential community service facilities in underserved communities. We prioritize community service facility projects, such as behavioral health, early childhood education and job training, and select strategic partners who provide community development support. Enterprise provided $7.5 million in NMTC allocation to support nonprofit CDFI Homewise’s Barelas Regeneration Initiative. With heightened needs for services following the pandemic and a voiced concern for preserving the rich Latino heritage of a predominately Latino neighborhood in Barelas, New Mexico, nonprofit CDFI Homewise spearheaded the Barelas Regeneration Initiative, a multiphase, mixed-use project in this historical neighborhood in downtown Albuquerque. The first phase of the mixed-use project is Koala Children’s Academy, a five-star childcare provider, which opened in A. COMMUNITY DEVELOPMENT We actively seek opportunities to make a real impact in our communities and invest in various ways across our markets, including through lending and charitable donations. In 2024, our overall loan portfolio included the financing of over $1.9 billion in small business, small farm and community development-qualified loans. This includes supporting affordable housing, revitalization and stabilization, community services and economic development. Our community impact plans come from a collaborative process that includes the participation and consensus of community members with civic and nonprofit stakeholders. We believe that this is the most effective way to deliver what each community needs. OVER $1.9 million in CRA-qualifying donations and sponsorships $1.4 billion in community development-qualified loans OVER $510 million in Community Reinvestment Act (“CRA”) small business loans OVER

10 III. COM M U N ITY IN VOLVEM EN T September 2023. Koala serves 55 children, infants through age 5, and offers a bilingual curriculum, home-cooked meals and extended hours for working families. It holds 50% of slots for children from low-income families. The second phase is a 20,000-square-foot community space nearby, the majority of which is leased to the Street Food Institute and serves as a kitchen incubator for commissary kitchen anchor tenants. The incubator not only creates accessible jobs within the culinary industry, but acts as a culturally engaging community center to draw residents together. A nonprofit gallery featuring local artists occupies the remaining space, along with entrepreneurs who need flexible lease rates to grow their businesses. In addition to addressing vital community needs, the Barelas Regeneration Initiative is boosting Barelas’ cultural economy, creating 83 construction jobs and 114 permanent jobs — 90% of which are accessible to those without a degree. The flexibility of NMTC — specifically its ability to fund predevelopment and hard construction costs — was instrumental in doubling available childcare spots in the Barelas neighborhood, subsidizing job training for budding caterers and food truck operators, and supporting culturally responsive community building. The project galvanized partners beyond neighborhood boundaries and spurred leadership in activities that address expanded childcare access across the state. B. PHILANTHROPY From smaller nonprofits that help the local community to national organizations like the United Way, Pedal the Cause and Ronald McDonald House Charities®, our engagement with our communities goes far beyond banking. Our Company’s charitable giving is guided by principles of diversity, transformation, measurable impact and sustainability and is focused on the following areas of giving: ڼ Human Services — providing food, health/wellness and other products or services contributing to an improved quality of life, particularly for individuals in low- and moderate-income communities; ڼ Education & Job Training — providing financial education, job training and other career development programs; ڼ Community & Economic Development — providing services related to access to affordable housing, homeownership and credit counseling, and the creation/growth of small businesses and jobs; and ڼ Community Arts — offering cultural enrichment and artistic education. Enterprise also supports the charitable giving of our associates by matching associate contributions to eligible 501(c)(3) organizations. All current full-time or part-time associates of the Company are eligible to participate. We also actively encourage all associates to volunteer time to support and serve the communities in which they live and work. Associates volunteered over 15,000 hours within their communities in 2024. COMMUNITY DEVELOPMENT, Continued Associates receive up to eight hours of paid time off to volunteer at the 501(c)(3) organization or school of their choice. In addition, many of our associates serve on nonprofit boards and executive committees. Their leadership at these organizations allows them to leverage their skills and gain new ones, and helps to strengthen the organization. In addition to serving at nonprofits, associates also participate in annual holiday drives to gather items such as gifts, food and other items for local nonprofits. In 2024, we donated over $3.5 million to more than 600 organizations throughout our communities, including over $75,000 of associate matches. Enterprise associates spent over 15,000 hours volunteering for the community.

III. COM M U N ITY IN VOLVEM EN T 11 Associates participate with our partner organization, Mission St. Louis, in their Affordable Christmas program. The Affordable Christmas is a holiday event that allows families from under-resourced communities to provide Christmas for their children. Families can shop for gifts at drastically reduced prices at our Affordable Christmas store. At Affordable Christmas, parents and caregivers select toys for their kids at our pop-up Christmas store. They pay a nominal amount so that they have the pride and joy of providing Christmas for their family. Each year, associates take part in the WELA YMCA Thanksgiving celebration, which seeks to unite the community during the holiday season by offering a friendly environment where families and individuals can enjoy performances, entertainment, holiday groceries, meaningful activities and opportunities to connect with one another. The YMCA emphasizes its mission to assist vulnerable families, especially within the low-income Latino immigrant community, ensuring they feel appreciated, supported and cared for during this time of gratitude. Approximately 400-600 families, seniors and community members participate in this event.

12 III. COM M U N ITY IN VOLVEM EN T 3 Some financial inclusion programs are region-specific based, in part, on community needs. C. FINANCIAL INCLUSION & CAPACITY BUILDING Enterprise is a community-oriented bank that is known for its strong commitment to community and economic development. Accordingly, we have developed several programs and products to support low-income and unbanked or underbanked clients in our local communities,3 including: ڼ Community Connection Advisory Board — This group of independent community leaders helps guide our CRA Program and philanthropic initiatives. ڼ Opportunity Checking — This checking option is designed to provide individuals an opportunity to help reestablish their banking history. ڼ Non-Resident Lending Program — This program provides residential mortgages and other consumer loan products to non-U.S. residents or temporary residents who meet certain eligibility requirements. ڼ Bilingual Branch & Support Staff — We have bilingual retail staff and client service personnel to help serve our clients. ڼ Financial Education/Outreach — Our financial education resources include educational videos and other training available on our website. C.1 COMMUNITY REINVESTMENT ACT We are subject to the Community Reinvestment Act. The most recent CRA examination was conducted by the Federal Deposit Insurance Corporation (“FDIC”) in June of 2023. The Bank received an overall “Satisfactory” rating for this exam. The examination did not identify any evidence of discriminatory or other illegal credit practices for the Bank as a whole. We also have dedicated community development officers who offer one-on-one and small group financial education on various topics, such as budgeting, improving credit scores, providing tax filing services to income-eligible individuals and families through Internal Revenue Service (“IRS”)-sponsored Volunteer Income Tax Assistance (“VITA”) sites, and becoming a home buyer. Through our partnerships, our Community Development team members also have on-site offices with Urban League of St. Louis and Mission St. Louis. These office locations give clients of these nonprofits convenient access to our team.

13 III. COM M U N ITY IN VOLVEM EN T D. ENTERPRISE UNIVERSITY In 2003, we launched Enterprise University, a one-of-a-kind business training program that offers expert-led webinars on a variety of business topics — at no cost to attendees. Courses help attendees sharpen their business acumen, build skills and deliver greater value to their organizations. The classes are also a way for business owners and leaders to provide development opportunities for their teams. Every spring and fall semester of Enterprise University offers a robust lineup of live, virtual and interactive courses that address the current business climate and evolving needs. The program has become an integral part of our communities and is offered to clients and non-clients to ensure wider accessibility. Enterprise has also created a podcast exploring themes of networking, entrepreneurship and leadership. Enterprise.ing® releases about two episodes per month featuring 15- to 30-minute interviews with local business leaders.

14 IV. HUMAN CAPITAL Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an inclusive and transparent culture that celebrates teamwork and recognizes associates at all levels. We expect and encourage participation and collaboration, and understand we need each other to be successful. We value accountability because it is essential to our success, and we accept our responsibility to hold ourselves and others accountable for meeting shareholder commitments and achieving exceptional standards of performance. We also believe in supporting our associates to prioritize their wellness. To connect across teams and time zones, we host “Meet Enterprise,” a monthly webcast designed to help associates meet Enterprise leaders and learn more about their teams, their work and how they support our mission and Guiding Principles. The webcast helps us engage and educate associates — and support our culture, onboarding and career development.

15 IV. H U M AN CAPITAL A. ATTRACTING & RETAINING TALENT As of Dec. 31, 2024, nearly 97% of our workforce were employed as regular full-time associates, and 3% were employed as regular part-time associates. We also employ seasonal/temporary associates and occasionally hire independent contractors for specific projects that require a highly specialized skill set or to provide additional resources during peak times, as needed. We use annual talent reviews to identify high-performing associates and future potential leaders, provide insight into development needs and retention risks, and identify business-critical talent needs, including anticipated workforce planning challenges. Additionally, we have established organization-wide leadership succession plans to ensure continuation of business operations. We are committed to offering a competitive total compensation package that is consistent with our principles and aligned with the Company’s financial performance. We regularly compare compensation and benefits with peer companies and market data, making adjustments to compensation as needed to ensure we remain competitive. In addition to base salary, approximately 67% of associates are eligible to participate in the Company’s Short Term Incentive Plan (“STIP”) program. Our STIP program is designed to align compensation with an associate’s performance in a given year. The program sets a performance level of short-term incentive awards that an associate is eligible to earn. The STIP target is defined as a percentage of base salary based on the associate’s grade level as determined by our Human Resources department. As of Jan. 1, 2025, our minimum wage is $17 per hour. We regularly review the current market landscape — both inside and outside of banking and financial services — and consider feedback from leadership in order to maintain a competitive total rewards package that attracts and retains top talent. In 2024, we expanded our focus by offering career development workshops, highlighting Enterprise associate career journeys and introducing career paths with targeted development resources for primary entry-level roles that serve as career launch points. NO. OF ASSOCIATES4 At Dec. 31, 2024 97% Regular full-time 3% Regular part-time 4 Associates are defined as all persons who receive wages or salaries via our payroll process. The Employment Status Classifications are: • Regular Full-Time Associates — Associates who work at least a 32-hour workweek for an indefinite period of time. All regular full-time associates are eligible for all employment benefits generally provided by Enterprise. • Regular Part-Time Associates — Associates working less than a 32-hour workweek for an indefinite period of time. Depending on the average hours worked per week, regular part-time associates may be eligible for limited employment benefits as specified in the terms of the particular employment benefit plan or policy.

IV. H U M AN CAPITAL 16 ATTRACTING & RETAINING TALENT, Continued We also offer a wide array of benefits for our associates and their families, including: ڼ Health Benefits — We offer comprehensive medical, dental and vision benefits, as well as life insurance and short-term disability insurance for all full-time associates. ڼ Wellness Program — Our wellness program offers financial rewards to associates who adopt healthy habits and participate in wellness education and health screenings. Annual health screenings for associates and spouses/domestic partners enrolled in our medical plans are provided to all associates at no charge. As part of our wellness package, all associates are entitled to free mental health support. ڼ Parental Leave — We offer paid leave in connection with the birth or adoption of a child. ڼ 401(k) Plan — Our 401(k) plan includes a competitive Company match of up to 6%. ڼ Employee Stock Purchase Plan — Our plan enables eligible associates to accumulate up to $25,000 of Company stock per year at a 15% discount to the market price, subject to IRS regulations. ڼ Volunteer Time Off — Associates receive up to eight hours of paid time off to volunteer at the 501(c)(3) organization or school of their choice. ڼ Corporate Charitable-Matching Opportunities — The Company supports associate charitable giving by matching associate contributions to eligible 501(c)(3) organizations. All current full-time or part-time associates of the Company are eligible to participate. ڼ Time Off — Associates receive paid time off, holidays and bank holidays. ڼ Training & Development — Internal training and online development courses covering a wide variety of topics are offered to all associates. ڼ Tuition Assistance — Eligible associates may receive reimbursement to pursue additional formal education to enhance knowledge and skills, thus improving potential for future opportunities. ڼ Associate Support Fund — The Enterprise Cares: Associate Support Fund provides short-term, emergency financial assistance to associates who are facing financial hardship immediately after a natural disaster or an unforeseen personal hardship. During the summer of 2024, we held in-person ongoing gatherings across our footprint for associates to build culture, celebrate our successes and connect with each other. CONNECT Series Each summer, Enterprise welcomes a group of interns who are assigned to various areas within the Bank. College students gain firsthand experience in the financial services industry and leave not only with concrete skills that will serve them in any career path, but with valuable relationships with our associates who are paving the way for the next generation to make their mark on the industry. In 2024, we held our inaugural Wellness Week as a signature part of promoting one of our Guiding Principles, Wellness. Activities were held each day, including a nutrition webinar, an employee-sourced healthy recipes book, information on maximizing the use of our internal health resources and a company-wide Wellness Walk.

IV. H U M AN CAPITAL 17 B. BELONGING & INCLUSION We understand that diversity of thought and experience results in better outcomes and enables our associates to make more meaningful contributions to our shareholders, Company and communities. To ensure we harness these diverse perspectives and talents, we provided programming that focused on making associates comfortable and confident in their interactions, empowering them to be their best. For example, in 2024 we hosted our second annual Belonging & Inclusion Week, which included webinars and activities that promoted the importance of ensuring everyone has a voice. Our business resources groups also hosted various events that supported these efforts by providing networking and professional development opportunities. We believe that diversity helps us build better teams and improve our client experience, leading to greater success for Enterprise and our shareholders. Our diversity data is monitored by the Human Capital and Compensation Committee and is also shared with the Board. We have made progress in this area, but continue to strive to further diversify our workforce and deepen our culture of inclusion. The following is based on director and executive self-identification as of Dec. 31 of the periods indicated below. EFSC Board of Directors Executive Leadershipa Category FY 24b FY 23 FY 22 FY 24 FY 23 FY 22 Female 33% 36% 31% 25% 25% 14% Underrepresented Minority 20% 21% 25% 13% 13% 14% Undisclosed 7% 7% 6% - - - a Executive Leadership represents associates who are SEC Section 16 filers. b Information reported includes self-identified information for directors serving on the EFSC Board of Directors during 2024. As disclosed on Feb. 21, 2025, the following directors will not stand for reelection at the 2025 Annual Stockholders’ Meeting and will cease to be members of the Board at that time: Robert E. Guest Jr., James M. Havel, Daniel A. Rodrigues and Eloise E. Schmitz. Our Belonging & Inclusion Council is a management committee that provides information, ideas and insights from a variety of diverse perspectives to help us foster an inclusive environment for our associates and the communities we serve. In addition, we have several associate development programs that help to create a more inclusive environment by giving associates and other individuals of all backgrounds additional opportunities to succeed and contribute. These programs include: ڼ Career Acceleration Program — This trainee program introduces participants to the foundations of credit and commercial banking, while allowing them to experience a wide range of assignments by rotating through the various product partners and operational areas of the Company. Upon successful completion of the program, the associate is placed in a role that aligns with their strengths and talents and helps meet the needs of our organization. ڼ Gateway to a Banking Career — This program provides training for jobs as tellers and customer service representatives, job interview practice and job placement assistance. It is a joint effort with two other St. Louis-based financial institutions. Upon successful completion of the program, participants receive a small stipend and are guaranteed an interview with one of the program sponsors. The program allows any associate to recognize a peer for exhibiting behaviors of our eight Guiding Principles. Peer-to-Peer Recognition Program

18 IV. H U M AN CAPITAL BELONGING & INCLUSION, Continued ڼ Business Resource Groups — Enterprise has five groups that bring together associates with a shared identity, interest or goal to create community and opportunities for improvement and engagement. C. ASSOCIATE FEEDBACK For more than 20 years, we have conducted annual associate surveys to ensure that we understand what is important to our associates. The adoption of a volunteer time off policy and improvements to internal communication processes are examples of changes that have been made in response to survey results. Additionally, we utilize small group settings across the organization, where associates have informal discussions and open forums on topics with management. Through our continued use of surveys and other forms of collecting associate feedback, we continue to understand, grow and enhance our culture to facilitate a “best place to work” environment. D. ASSOCIATE TRAINING We encourage and support the growth and development of our associates and seek to fill positions by promotion and transfer from within the Company. Ongoing learning and career development is advanced through annual performance reviews and development conversations between associates and their managers. Additionally, we provide internally developed training programs, customized corporate training engagements and educational reimbursement programs to further develop associates’ skills. For the past seven years, we have been included in the Best Banks to Work For list by American Banker magazine for our dedication to associate satisfaction. In recent years, we conducted a culture survey. Our associates identified corporate citizenship, client success, dignity, respect and trust as top strengths of the Company. The survey also reinforced the importance of certain Company strategies that focus on opportunities for growth and celebration of our strengths. To obtain more specific information about the results, we conducted a series of focus group sessions where associates were asked to share feedback and ideas to continue to grow our culture. Best practices were shared to reinforce and celebrate our culture and strengthen connections by recognizing and spotlighting individuals and teams across the organization. 2024 initiatives included reinforcing key aspects of our culture such as leading through accountability, fostering an inclusive team culture, coaching for empowerment and career growth, leading in a hybrid work environment and reinforcing wellness. Additionally, Enterprise advanced our culture in response to survey feedback through enhanced behavioral descriptions and development resources for our Guiding Principles. Finally, we launched a new internal video series, “Enterprise Insider,” which takes a deep dive into projects on our Key Initiatives map. Videos include conversations between Enterprise leaders with the goal of helping all associates understand key initiatives and projects for the year. #DAYFORGOOD Our Women's Connection Group collected more than 1,000 items during their successful Dress for Success clothing drive. The associate-led group volunteered to organize the drive by collecting clothing at Enterprise branch locations, then delivered the donated items to our community partners at Unbounded.

19 IV. H U M AN CAPITAL ASSOCIATE TRAINING, Continued We have a designated training department and maintain extensive training programs ranging from entry to manager level. In addition to job-specific training, we require that all associates complete mandatory annual courses. We update training as needed to respond to regulatory changes, industry events and evolving risks. Completion of mandatory training is a condition of continued employment at Enterprise; new hires must complete training within 30 calendar days from their start date, and then again annually along with all other associates. The mandatory annual associate training courses are listed below. Additional business unit-specific training is required for certain functions and roles within our Company. Companywide Mandatory Training: ڼ Active Shooter & Workplace Violence ڼ Anti-Money Laundering/Bank Secrecy Act ڼ Bomb Threat & Other Security Issues ڼ Business Continuity Planning ڼ Elder Financial Abuse ڼ Enterprise Risk Management (including Environmental, Social and Governance) ڼ Ethics for Bankers ڼ Fair Lending ڼ Handling Complaints ڼ Identity Theft ڼ Information Security Training: ڿ Using the Phish Alert Button ڿ Security Awareness Training ڼ OFAC Compliance ڼ Preventing Workplace Harassment ڼ Robbery & Casing ڼ Understanding Unfair, Deceptive or Abusive Acts or Practices (“UDAAP”) E. HEALTH & SAFETY Our formal Health and Safety (“HS”) Policy mandates all tasks be conducted in a safe and efficient manner and comply with all local, state, and federal safety and health regulations, and addresses special safety concerns. Our HS Policy encompasses all facilities and operations and addresses on-site emergencies, injuries and illnesses, evacuation procedures, cellphone usage and general safety rules. Additionally, our Business Continuity Planning (“BCP”) policy and related plans, including our Pandemic Plan, are an important component in helping to maintain the health and safety of our associates and clients. Our plans provide detailed responses to enable continued operation as well as to help safeguard associates and clients in a variety of situations, including emergencies and weather-related events. The plans are site specific to account for varied situations that each location may experience and the difference in each facility layout. They are reviewed and updated at least annually, and periodic drills are conducted on the plans. As part of our BCP program, we provide a variety of safety training to associates, including CPR and weather-related training for fires, tornadoes, earthquakes and other natural events. Our BCP program also focuses on communication as a critical tool in our efforts to maintain a safe work environment. As part of our BCP program, we use an interactive communication tool that allows for bidirectional messaging with all associates in the event of emergencies and other time-sensitive events. The system, which can be accessed through associates’ mobile devices, is used to provide emergency notifications and allows management to monitor associates’ safety through their responses. In 2024, Enterprise had no injuries or occupational diseases and no work-related fatalities. 23,095 mandatory and 9,154 job-specific online training sessions completed by associates in 2024

20 V. ADDITIONAL IMPORTANT GOVERNANCE POLICIES We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the laws and regulations applicable to our businesses, but we also strive to operate with integrity and accountability consistent with our Guiding Principles.

21 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES A. CODE OF ETHICS The honesty, integrity and sound judgment of our associates and Board are essential to our reputation and success. As a Guiding Principle for our business, integrity of our relationships (including our relationship with our society and the environment) is essential to our continued success as a leading financial services provider. One of our most important tools for maintaining integrity is our Code of Ethics. All associates and directors receive training on our Code of Ethics upon joining the Company. Annually, each associate and director must certify their understanding of, and compliance with, our Code of Ethics. Under our Code of Ethics, all associates and directors are required to report any known or suspected violations or illegal or unethical behavior or activity, including conflicts of interest that involve Enterprise or our associates. Individuals who become aware of any suspicious activity or behavior, including concerns regarding questionable accounting or auditing matters, are required to report these circumstances and any potential violations of laws, rules and regulations of our Code of Ethics to the Chief Legal Officer, or they may file a report using our Ethics and Compliance Hotline. The Code of Ethics is administered and monitored by our Chief Legal Officer. The Nominating and Governance Committee of the Board annually reviews the Code of Ethics and recommends any changes to the Board for approval. 100% OF OUR ASSOCIATES certified to our Code of Ethics in 2024 Get Our Code of Ethics A.1 WHISTLEBLOWER PROTECTIONS We have an Ethics and Compliance Hotline, through a third-party provider, that can be used to report alleged violations of our Code of Ethics or other suspicious activity. Violations can be reported by phone or online 24 hours a day, seven days a week. Reports to the hotline via phone or the website can be made on an anonymous and confidential basis. All allegations of unlawful or inappropriate behavior are promptly investigated. Our Audit Committee receives regular summaries of all matters submitted to the Ethics and Compliance Hotline. Under the Sarbanes-Oxley Act as well as our Code of Ethics, retribution in any form — direct or indirect — against anyone who in good faith reports transactions or activities under the Code of Ethics is not tolerated. Management is not aware of any violations of whistleblower regulations in 2024. A.2 HARASSMENT PROHIBITION & PROHIBITION ON ILLEGAL DISCRIMINATION Enterprise prohibits and does not tolerate any workplace harassment or discrimination based on the factors protected under applicable federal, state or local law. Our policies and procedures confirm this stance and protect associates against any such actions in any form. The Company prohibits any form of retaliation against any associate for making a good faith complaint about harassment, for reporting a possible incident of harassment and/or for cooperating in the investigation of a complaint. Associates are required to attest and agree to comply with our Harassment Prohibition policy and our Equal Employment Opportunity policy as conditions of employment. Additionally, all associates receive annual harassment prevention training, which is designed to engage and educate associates on understanding, identifying and responding to workplace harassment. A.3 ANTI-BRIBERY & CORRUPTION Our Code of Ethics prohibits associates from engaging in bribery or corruption of any type and expressly prohibits associates from giving gifts to or accepting gifts from government officials. Cash and checks may not be accepted from our clients or suppliers, regardless of the amount. Gifts that may appear to compromise business judgment are also not permitted. In 2024, Enterprise was not subject to any legal or regulatory fines or settlements associated with violations of bribery, corruption or anticompetitive standards.

22 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES CODE OF ETHICS, Continued A.4 GOVERNMENT RELATIONS Our business conduct reflects our policy of nonpartisanship. In 2024, we did not support any employee-funded PACs, nor did we contribute any corporate funds to candidates for public office or political parties or use corporate funds to make independent political expenditures. All associates are encouraged to participate in the political process. Associates are granted paid time off to vote when they are unable to vote outside of their regularly scheduled work hours. We respect the rights of associates to support issues and candidates of their choosing. We did not receive any financial assistance in the form of grants from the U.S. government in 2024. A.5 HUMAN RIGHTS Honoring and affirming protections for human rights is embodied in our Guiding Principles and our mission. We are staunchly opposed to child labor as well as forced labor and human trafficking of any kind, and we do not knowingly engage with companies or take part in transactions in which a client is involved in these abhorrent practices. See page 29 for more information on our Vendor Code of Conduct. Further, as part of our Bank Secrecy Act program (described on page 24), we utilize technologies to aid us in identifying potential human trafficking and elder abuse activities in order to avoid supporting those engaged in these practices. B. PERFORMANCE MANAGEMENT & COMPENSATION Our Human Capital and Compensation Committee, consisting exclusively of independent directors, oversees our compensation philosophy, including our centralized performance management and executive compensation programs. Our compensation philosophy is to provide competitive compensation that rewards performance and risk management. We develop and administer compensation programs consistent with the following principles: ڼ Compensation will include a substantial performance-based component that is: ڿ Based on clearly defined goals; ڿ Aligned with measurable business results, appropriate risk management and an increase in shareholder value; and ڿ Linked to successful implementation of our business plan. ڼ Compensation is designed to attract, motivate and retain top talent. ڼ Compensation will be fair and market-competitive. As part of their ongoing oversight, our Human Capital and Compensation Committee considers ESG issues in establishing compensation plans. Our compensation philosophy and policies will be described in more detail in our 2025 Proxy Statement.

23 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES PERFORMANCE MANAGEMENT & COMPENSATION, Continued ڼ Incentive Compensation Plans — We utilize incentive plans (“Incentive Compensation Plans”) to reward associate performance commensurate with the financial results and risk appetite of the Bank. Incentives are tied to a balanced mix of deepening relationships, client care, our financial results and operational excellence. ڼ Sales Programs — We develop and utilize sales incentive programs or referral programs (“Sales Programs”) that are designed to reward individuals who help achieve specific business goals. Under no circumstance will we open an account or provide a service without the consent of the client. Our Sales Programs policy contains the procedures, internal controls and day-to-day audit process to be followed to help ensure the sales of all products and services are executed under the direction of the client. These programs are generally subject to caps that limit our exposure, and each of these programs can be canceled by Enterprise at any time. Risk management practices regarding incentive compensation are further addressed by the Human Capital and Compensation Committee through its engagement of outside counsel in conducting an annual risk assessment of all incentive and equity plans and Sales Programs. This review is performed to ensure that associates are not being incentivized to take excessive risks. In addition, periodic risk-based audits of certain compensation programs are conducted by our Internal Audit department. ڼ Retail Staff — Associates in branches are primarily paid salary or an hourly wage. In addition, retail sales staff and managers receive a nominal amount per account opened based on the type of account. The average incentive, including both Incentive Compensation Plans and Sales Program payments for associates in primary retail sales roles, is approximately 2.2% of total compensation. ڼ Mortgage Loan Originators — Mortgage loan originators are paid a mix of salary, bonuses and commissions to align associate and shareholder interests consistent with our business strategy. The payments are based on a combination of loan production, loan quality and compliance. See Safeguarding Against Discriminatory Lending on page 25 for more information on our mortgage lending practices. In 2024, Enterprise had no material losses resulting from legal proceedings associated with selling and servicing of products or legal proceedings associated with communications to customers or compensation of loan originators. For disclosures of material legal proceedings, refer to “Item 3: Legal Proceedings” on page 28 and Note 13 on page 102 of our 2024 Annual Report on Form 10-K. C. ERM FRAMEWORK Risk management is a key part of our corporate culture. Our ERM framework is designed to help ensure rewards realized are commensurate with

24 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES risks taken, to safeguard our financial strength in order to satisfy our obligations to clients, to create sustained value for our shareholders and to protect our reputation. Our ERM framework is structured to proactively identify, assess, control, monitor and report risks applicable to each business line. The framework uses a “Three Lines” approach. While each line has specific roles and responsibilities, each also works together as a key element of our overall ERM framework and not as three individual elements. This integrated risk management approach is built on strong relationships and willing partnerships, promoting greater coordination and communication among the three lines and strengthening independent oversight by both Risk Management and Internal Audit. ڼ The “First Line” includes business line management who own and have primary responsibility for managing their risks. Each business line is accountable for all risks associated with its activities and for current and emerging risk identification, measurement, assessment, control, mitigation, monitoring and reporting. ڼ The “Second Line” includes independent and risk assurance functions that are integral to our control framework. The functions are responsible for (1) maintaining a Companywide view of current and emerging risk exposures; (2) developing, reviewing and implementing our risk management framework; (3) reporting on risk appetite and limiting breaches; and (4) ensuring coordination and consistency in the application of an effective risk management approach. Summaries of the activities of these functions are provided to the Risk Committee. ڼ The “Third Line” includes Internal Audit. The Internal Audit department operates in accordance with the Institute of Internal Auditors International Standards for the Professional Practice of Internal Auditing and our Code of Ethics. As part of their annual audit plan, Internal Audit conducts independent reviews of the first two lines. D. BANK REGULATORY COMPLIANCE PROGRAM As a state and federally regulated financial institution, Enterprise is subject to extensive regulatory oversight. Our bank regulatory compliance program is designed to ensure compliance with all applicable banking laws and regulations. Our program includes the use of a risk-based monitoring schedule guided by our annual compliance risk assessment, which incorporates internal and third-party reviews and audits. The program also includes a complaint review and management process, an associate compliance training program, and reviews of our products, programs and services. Areas covered by the compliance program include, but are not limited to, Unfair Deceptive Acts or Abusive Practices risk, Home Mortgage Disclosure Act (“HMDA”) and Community Reinvestment Act data submissions, as well as fair lending reviews. See page 19 for a list of mandatory associate training programs including Compliance courses. Annually, a compliance risk assessment is completed pursuant to our ERM framework. The compliance risk assessment evaluates the inherent and residual risks of the laws and regulations with which we are required to comply, as well as critical organizational policies. See ERM framework on page 05 for more information. D.1 BANK SECRECY & ANTI-MONEY LAUNDERING Under the direction of our Bank Secrecy Act (“BSA”) Officer, all associates receive annual BSA training. The degree of training provided to each associate varies depending on the associate’s position and responsibilities. Training includes money laundering detection procedures and our Know Your Customer procedures. In addition, an overview of BSA requirements is given to all new associates as part of our new-hire training. Our BSA program also leverages technology to aid in the identification of suspicious and/or illegal activities, including money laundering, human trafficking and elder abuse. Annually, an independent audit of our compliance with the BSA and Anti-Money Laundering program is conducted under the direction of Internal Audit. ERM FRAMEWORK, Continued

25 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES D.2 FAIR LENDING Our commitment to fair lending is a cornerstone of our culture and is clearly articulated in our Fair Lending Policy. We are committed to fairly and consistently meeting the credit needs of our clients, including fair and nondiscriminatory access to credit products, terms and conditions, and services throughout the entire credit life cycle. All directors and all associates involved in retail, business and commercial banking, processing, underwriting, loan origination, servicing and collection activities participate in mandatory fair lending training on an annual basis. D.3 COMPLAINT MANAGEMENT Our Complaint Management policy mandates investigation of all client complaints to determine if the activity in question complies with all applicable laws and regulations, as well as Bank policies and procedures. Where appropriate, we modify our policies and procedures to ensure compliance with applicable laws and regulations. A response is provided to the client and, as applicable, to the appropriate regulatory authority. D.4 SAFEGUARDING AGAINST DISCRIMINATORY LENDING In order to meet the needs of our broad client base, we offer a variety of residential mortgage products, including government loans, in several of our markets. The majority of originated residential mortgages are investment-quality real estate loans, which are sold to investors “servicing released” in the secondary market. Whether intended for sale in the secondary market or held in our portfolio, all residential mortgage loans must be evidenced by a sound source of repayment and documented equity in the property being financed. Residential mortgage loans to be sold in the secondary market are underwritten and documented using a base of Freddie Mac, Fannie Mae, FHA, VA or USDA procedures, followed by any specific secondary-market investor requirements. Mortgages that do not meet secondary market criteria or due to investment choice may be held in our portfolio. In these situations, Enterprise is considered an “investor,” and the mortgage is underwritten by associates in our consumer channel using our consumer underwriting criteria. BANK REGULATORY COMPLIANCE PROGRAM, Continued

V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES 26 BANK REGULATORY COMPLIANCE PROGRAM, Continued We maintain formal Lending Guidelines and operate in compliance with all applicable federal, state, and local laws and regulations governing consumer lending and real estate, including the Equal Credit Opportunity Act and the Fair Housing Act. All credit policies related to consumer mortgages are periodically reviewed and modified as necessary to stay abreast of general economic conditions, money market conditions, our financial position, changes in loan demand and changes in the competitive landscape. Routine reviews of mortgage lending are performed to assess compliance with applicable laws and regulations. Our procedures ensure mortgage loan officers, underwriters and management are adequately trained on consumer lending and real estate laws and regulations, and mortgage personnel comply with the Canon of Ethics and Standards of Practices of the Mortgage Bankers Association of America. Periodic risk-based audits of our mortgage operations are conducted by our Internal Audit department or a third-party firm. All denied residential mortgage loan applications are subject to a second-level review. This process ensures that all requests for credit are fairly evaluated as outlined in the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act and internal policies. In addition to the initial underwriting process for the original mortgage application, the second review process allows an underwriter the opportunity to determine if the borrower could be approved under an alternative mortgage program offered by us. ڼ For mortgages originated for sale in the secondary market, we add a standard margin to the agency- or investor-based pricing. This standard margin is managed through the use of a pricing engine software program that allows us to aggregate and manage loan pricing. ڼ Pricing for residential mortgages held in our portfolio is risk-based, utilizing a base rate with a standard spread and various pricing adjustments for size of mortgage, term and other factors not otherwise prohibited by applicable law. Our Residential Mortgage Loss Mitigation policy establishes processes and protocol for working with residential mortgage borrowers who may be unable to meet their contractual payment obligations in accordance with Regulation X — The Real Estate Settlement Procedures Act (“RESPA”) (12 USC §2601). In 2024, Enterprise had no material losses resulting from legal proceedings associated with discriminatory mortgage lending. For disclosures of material legal proceedings, refer to “Item 3: Legal Proceedings” on page 28 and Note 13 on page 102 of our 2024 Annual Report on Form 10-K.

27 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES BANK REGULATORY COMPLIANCE PROGRAM, Continued D.5 MARKETING MATERIAL & DISCLOSURES In accordance with our Corporate Marketing Policy, our marketing materials and product disclosures are provided in a clear, conspicuous, legible and reasonably understandable manner. This includes providing accurate descriptions of our products or services and any applicable terms and conditions. Marketing communications sent via email include a clear and conspicuous explanation of how the recipient can opt out of future marketing emails from us. In 2024, Enterprise was not subject to any legal or regulatory fines, settlements or enforcement actions associated with false, deceptive or unfair marketing, labeling or advertising. E. CUSTOMER PRIVACY & DATA SECURITY We are committed to respecting the individual privacy of our clients. While we do share information between our affiliated companies for our everyday business purposes, clients are offered an opportunity to limit other types of affiliate sharing and/or use. Clients can opt out of telemarketing, email and direct mail marketing. Our customer privacy policies and procedures are designed to comply with the consumer privacy protection rules mandated by Section 504 of the Gramm-Leach-Bliley Act (“GLBA”), the Fair Credit Reporting Act (“FCRA”), Regulation P — Privacy of Consumer Financial Information and applicable state privacy laws that impose certain notice requirements and restrictions on our ability to disclose nonpublic personal information about consumers to affiliates and nonaffiliated third parties. Get Our Privacy Notice Refer to “Technology and Cybersecurity Risks” on page 24 and “Item 1C: Cybersecurity” on page 27 of our 2024 Annual Report on Form 10-K for more information on our approach to privacy and our approach to data security risks. To help safeguard the confidentiality, integrity and availability of our infrastructure, resources and information, we maintain a robust Information Security (“IS”) Program. It establishes policies and procedures to prevent, detect and respond to cyberattacks. Further, because our staff serve as the first line of defense, we educate, train and test our employees on how to identify potential cybersecurity events and encourage everyone to report any unusual activity. In 2024, Enterprise had no material losses as a result of legal proceedings associated with incidents relating to customer privacy. For disclosures of material legal proceedings, refer to “Item 3: Legal Proceedings” on page 28 and Note 13 on page 102 of our 2024 Annual Report on Form 10-K. E.1 DATA SECURITY GOVERNANCE Our IS Program consists of policies, procedures and guidelines to ensure the security, availability and confidentiality of client information. The IS Program is led by our CISO under the direction of the Chief Administrative Officer (“CAO”), with additional oversight from the Chief Risk Officer (“CRO”), and is subject to additional management oversight by our Operations Technology Committee. The Risk Committee of the Board oversees the IS Program and receives quarterly IS reports and updates from the CIO and CISO. At least annually, our Board receives IS reports that summarize new and emerging cybersecurity trends, trends in type, frequency and origination of attacks, and the effectiveness of our IS Program in mitigating cybersecurity threats. At Dec. 31, 2024, two of the seven members of the Risk Committee have information security and technology experience. We hire IS associates and consultants, as applicable, with the appropriate skills, certifications and knowledge to implement and oversee the procedures and processes of our IS Program and to adequately manage and enforce our IS policies, procedures and guidelines, ensuring a high standard of information security and compliance across the organization. While all vendors are subject to our Vendor Management Third Party risk assessment process, those with access to our data and data centers are subject to more rigorous initial due diligence and ongoing oversight. This includes reviews of System and Organization Controls Type 2 (“SOC2”) reports, information security policies, vulnerability and penetration tests, human resource policies such as background checks and training, and business continuity plans.

CUSTOMER PRIVACY & DATA SECURITY, Continued As part of the ongoing maintenance and development of our IS Program, we assess the various risks associated with the unauthorized access or loss of client information and the quality of security controls as prescribed by the Federal Financial Institutions Examinations Council (“FFIEC”) and the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework. Our IS risk assessments are prepared in conjunction with our ERM framework, and the results are used to develop strategies to minimize risk to information assets. Our systems are monitored 24/7 for cybersecurity threats, and we utilize a variety of tools to reduce the risk of data breaches. Significant threats relating to information security are directed to Management for further discussion and determination of next steps. We maintain an Incident Response Plan that outlines the steps to be taken in the event of an information security incident, which could include a potential or actual data breach. The plan identifies a designated team, including associates and third-party experts responsible for the investigation and response, and summarizes the steps, including escalation protocol, for determining whether a breach has occurred and the nature and scope of the breach (if applicable). The plan also summarizes the protocol for notifying impacted persons, which may include clients, as well as other applicable agencies or persons, including law enforcement and regulatory authorities. E.2 DATA SECURITY AUDITS & REVIEW At least annually, we conduct a third-party information security penetration audit focusing on internal and external network security protocols, as well as internally managed ad hoc testing as needed. Simulations and tabletop testing of our business continuity and Incident Response Plans are performed on a routine basis in order to test and assist with our associates’ familiarity and preparedness for a security event. The processes and controls related to data security are periodically tested by the IS department and Internal Audit. Audits may also be performed at the request of the CIO, CISO, the Director of Internal Audit, Management or our Board. Audit results are presented to the Board or a committee thereof. E.3 DATA SECURITY EDUCATION At least annually, the IS Program, including its effectiveness, is reviewed by our Board or a Board committee. Annually, all associates participate in mandatory training on information security practices, emphasizing data protection, cybersecurity awareness and regulatory compliance, to ensure they are equipped to safeguard sensitive information. All employees (including both full-time and part-time employees) are required to participate in monthly firm-wide phishing tests, designed to assess and strengthen their awareness and ability to identify phishing attempts, helping to maintain a robust security culture across the organization. F. PRODUCT LIFE CYCLE GOVERNANCE Throughout the life cycle of any product or service we offer, we have instituted procedures to help ensure its quality and its value to the Company and our clients, as well as adherence to laws and regulations. Any new, modified or expanded product, service or third-party strategic relationship solution, as well as any new and/or innovative technology project, is subject to review by internal working groups composed of cross-functional leaders representing impacted business areas prior to implementation. Once a new, modified, or expanded product or service has been implemented, it is subject to a review by the Risk Oversight Committee and audits, as appropriate, by Compliance or Internal Audit. V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES 28

G. VENDOR MANAGEMENT Third-party vendor relationships are essential to meeting our strategic goals, objectives and business needs. These relationships allow us to gain expertise and benefit from economies of scale, and are essential elements of conducting business. Our Vendor Management Third Party Risk policy establishes guidelines to effectively assess, measure, monitor and control the risks associated with vendor relationships consistent with our ERM framework. The majority of our vendors are based in the United States; therefore, they are subject to U.S. Department of Labor mandates and regulations. As a result, we are comfortable that there are effective impediments to their involvement in child labor, forced labor or human trafficking. Our Vendor Code of Conduct sets forth our expectations for vendors with respect to these issues in addition to other ESG issues. As part of our initial and ongoing vendor due diligence and oversight program, the Vendor Code of Conduct is distributed to all critical vendors whose product or service is essential to the conduct of our daily business operations. Our Risk Committee and Sustainability Committee will continue to evaluate how we can apply resources and leverage in a manner that will enhance our ability to minimize the risk that any of our vendors directly or indirectly are involved in these abhorrent activities. Get Our Vendor Code of Conduct 29 V. ADDITION AL IM PORTAN T GOVERN AN CE POLICIES

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